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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 21, 2003


                            THE MEN'S WEARHOUSE, INC.
               (Exact name of Registrant as specified in charter)


           TEXAS                        1-16097                  74-1790172
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)


         5803 GLENMONT DRIVE
            HOUSTON, TEXAS                                        77081
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (713) 592-7200


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ITEM 5.  OTHER EVENTS.

         On October 21, 2003, The Men's Wearhouse, Inc. ("MW"), a Texas corporation, announced that the initial purchasers of the 3.125% Convertible Senior Notes due 2023 have exercised their option to purchase an additional $20 million principal amount of such notes. As a result, the final aggregate principal amount of the notes is $130 million. The sale of the notes is expected to close on October 21, 2003.

         The foregoing is qualified by reference to Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of business acquired.

                  Not applicable.

         (b) Pro forma financial information

                  Not applicable.

         (c) Exhibits

             99.1   Press Release of The Men's Wearhouse, Inc. dated
                     October 21, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE MEN'S WEARHOUSE, INC.
                                            (Registrant)


Date:  October 21, 2003                   By:  /s/  Neill P. Davis
                                               --------------------------------
                                               Neill P. Davis
                                               Executive Vice President,
                                               Chief Financial Officer and
                                               Principal Financial Officer

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                                INDEX TO EXHIBITS


Number        Exhibit
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 99.1         Press Release of The Men's Wearhouse, Inc. dated October 21, 2003.